                                                                  EXHIBIT 10.2.1

                       JOINDER TO SHAREHOLDERS' AGREEMENT


         This Joinder is executed pursuant to the terms of the Shareholders' Agreement dated as of July 6, 1999 as amended from time to time, a copy of which is attached hereto (the "Shareholders' Agreement"). By the execution of this Joinder the undersigned hereby agrees to be bound by all of the provisions of the Shareholders' Agreement as an Invited Investor.

         IN WITNESS WHEREOF, this Joinder has been duly executed effective as of [SEE ITEM 1 ANNEX A].



                                            [SEE ITEM 2 ANNEX A]



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                                     ANNEX A
                      [JOINDER TO SHAREHOLDERS' AGREEMENT]

         The foregoing form of Joinder was entered into by eleven Shareholders. The information omitted from the foregoing form of Joinder with respect to such Shareholders, which are designated below as parties A through K, is set forth below:

ITEM 1

Party A:          January 11, 2000
Party B:          May 12, 2000
Party C:          May 12, 2000
Party D:          May 31, 2000
Party E:          May 31, 2000
Party F:          May 31, 2000
Party G:          May 31, 2000
Party H:          May 31, 2000
Party I:          May 31, 2000
Party J:          May 31, 2000
Party K:          May 31, 2000
Party L:          May 31, 2000
Party M:          May 31, 2000
Party N:          May 31, 2000
Party O:          January 11, 2000
Party P:          January 11, 2000
Party Q:          January 11, 2000
Party R:          January 10, 2000
Party S:          January 10, 2000

ITEM 2

Party A:          BANC OF AMERICA MANAGEMENT CORPORATION
                  /s/ JAMES M. BABCOCK
                  James M. Babcock
                  Authorized Signatory

Party B:          /s/ THOMAS J. MALONEY
                  Thomas Maloney

Party C:          /s/ BETTI BOERS MALONEY
                  Betti Boers Maloney

Party D:          BANCBOSTON INVESTMENTS, INC.
                  /s/ THERESA A. NIBI
                  Theresa A. Nibi

Party E:          DLJ ESC II, L.P.
                  By:  DLJ LBO PLANS MANAGEMENT CORPORATION, as general partner
                       By:      /s/ IVY DODES
                       Name:    Ivy Dodes
                       Title:   Vice President

Party F:      DLJ INVESTMENT PARTNERS, L.P.
              By:  DLJ INVESTMENT PARTNERS, INC., as managing general partner
                   By:      /s/ IVY DODES
                   Name:    Ivy Dodes
                   Title:   Vice President

Party G:      DLJ INVESTMENT PARTNERS II, L.P.
              By:  DLJ INVESTMENT PARTNERS II, INC., as managing general partner
                   By:      /s/ IVY DODES
                   Name:    Ivy Dodes
                   Title:   Vice President

Party H:      DLJ INVESTMENT FUNDING II, INC.
              By:      /s/ IVY DODES
              Name: Ivy Dodes
              Title:   Vice President

Party I:      AIG PRIVATE EQUITY (BERMUDA) LTD.
              By:      /s/ L.M. MURPHY
              Name:    L.M. Murphy
              Title:   Vice President and Secretary

Party J:      BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
              By:      /s/ DAVID PINKERTON
              Name:    David Pinkerton
              Title:   Vice President

Party K:      RELIASTAR FINANCIAL CORP.
              By:      /s/ MARK S. JORDAHL
              Name:    Mark S. Jordahl
              Title:   Senior Vice President

Party L:      DB CAPITAL INVESTORS, LP
              By:      /s/ CHARLES AYERS
              Name:    Charles Ayers
              Title:   Managing Director

Party M:      THE PHOENIX INSURANCE COMPANY
              By:      /s/ STEVEN HARTT
              Name:    Steven Hartt
              Title:   Investment Officer

Party N:      THE TRAVELERS INDEMNITY COMPANY
              By:      /s/ STEVEN HARTT
              Name:    Steven Hartt
              Title:   Investment Officer

Party O:      /s/ JOHN R. FREELAND
              John R. Freeland

Party P:      /s/ MICHAEL S. MILLER
              Michael S. Miller


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
Party Q:      /s/ FRANK N. PAGE
              Frank N. Page

Party R:      /s/ JOHN R. TRINCHERE
              John R. Trinchere

Party S:      /s/ THOMAS F. LEMKER
              Thomas F. Lemker

Party T:      /s/ KAREN D. FREELAND
              Spouse
              Karen D. Freeland, executed on January 11, 2000 pursuant to Spousal
              Consent

Party U:      /s/ SHERRI L. MILLER
              Spouse
              Sherri L. Miller, executed on January 11, 2000 pursuant to Spousal
              Consent

Party V:      /s/ SHEILA M. PAGE
              Spouse
              Sheila M. Page, executed on January 11, 2000 pursuant to Spousal
              Consent

Party W:      /s/ SUSAN K. TRINCHERE
              Spouse
              Susan K. Trinchere, executed on January 10, 2000 pursuant to Spousal
              Consent

Party X:      /s/ EVA G. LEMKER
              Spouse
              Eva G. Lemker, executed on January 10, 2000 pursuant to Spousal
              Consent